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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 17,
1998


                    SANDWICH BANCORP, INC.
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(Exact name of registrant as specified in its charter)


Massachusetts               000-23149          04-1806710
(State or other           (Commission       (I.R.S. employer
jurisdiction of           file number)      identification no.)

100 Old Kings Highway, Sandwich, Massachusetts        02563
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(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code:(508)888-0026


                            Not Applicable
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(Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS
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    On February 17, 1998, Sandwich Bancorp, Inc. (the "Company"),
the holding company for The Sandwich Co-operative Bank, Sandwich, Massachusetts received from Cape Cod Bank and Trust Company,
South Yarmouth, Massachusetts, a written non-binding expression of interest in acquiring Sandwich for a per share price of approximately $60. The expression of interest contemplates a non-taxable stock-for-stock exchange with the possible alternative of up to 20% of the purchase price in cash. For more information, reference is made to the Company's Press Release, dated September 17, 1998, attached hereto as Exhibit 99.1, and incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits.

        99.1  Press Release dated February 17, 1998.
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                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              SANDWICH BANCORP, INC.



Date:  February 18, 1998       By: /s/ Frederic D. Legate
                                  --------------------------
                                  Frederic D. Legate
                                  President and Chief Executive
                                  Officer